Exhibit 99.1

30 North LaSalle Street

Suite 4000

Chicago, IL  60602

312/630-1900

Excellence in Communications Services

As previously announced, TDSTM will hold a teleconference Aug. 7, 2008, at 10:00 a.m. Chicago time. Interested parties may listen to the call live via the Internet by accessing the Conference Calls page of www.teldta.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS SECOND QUARTER RESULTS

Note: Comparisons are year over year unless otherwise noted.

2Q 2008 Highlights

Enterprise/TDS Corporate

•                  7 percent increase in operating revenues, to $1,274.4 million.

•                  3 percent decrease in operating income, to $149.7 million.

•                  Repurchased 1,015,650 TDS special common shares using $39.6 million of a $250 million stock repurchase program authorized in 2007 ($38.7 million remains).

Wireless/U.S. Cellular®

•                  9 percent increase in service revenues, to $987.4 million.

•                  45 percent increase in data revenues, to $123.7 million.

•                  5.7 percent increase in ARPU (average monthly revenue per unit), to $53.27.

•                  Retail postpay churn remained flat at 1.4 percent; postpay customers comprised 95 percent of retail customers.

Wireline/TDS Telecom

•                  7 percent increase in operating income, to $35.2 million, despite a 4 percent decrease in operating revenues.

•                  29 percent increase in ILEC DSL (digital subscriber line) customers, to 164,100; CLEC DSL customers totaled 42,500.

•                  24 percent increase in ILEC data revenue, to $21.7 million.

•                  Acquired Mosinee Telephone Company, LLC in May; 4,900 physical access lines in Wisconsin.

•                  ILEC equivalent access lines grew nearly 2 percent to 774,300; ILEC physical access lines declined to 577,000.

CHICAGO – Aug. 7, 2008 – Telephone and Data Systems, Inc. [AMEX:TDS, TDS.S] reported operating revenues of $1,274.4 million for the second quarter of 2008, an increase of seven percent from $1,192.8 million in the comparable period one year ago. The company recorded operating income of $149.7 million, down from $154 million in the second quarter of 2007. Net income available to common and diluted earnings per share were $87.7 million and $0.75, respectively, for the second quarter of 2008, compared to a net loss available to common and diluted loss per share of $8.6 million and $.08, respectively, in the comparable period one year ago.

“We continue to experience steady gains in service and data revenues and in average revenue per customer at our wireless business, U.S. Cellular®, and improved operating margins through cost controls at TDS Telecom, our wireline business,” said LeRoy T. Carlson, Jr., TDS president and CEO. “The company overall increased its year-over-year operating revenues, and at the corporate level we continued the share repurchase program begun in 2007.

“Both businesses have challenges, as well as opportunities. The market for wireless voice services continues to mature, and the wireline sector has ongoing competition from cable and wireless companies. Consumer anxieties related to the slow economy might also be having an impact. At U.S. Cellular, however, the low churn rate for retail postpay customers, together with continued increases in data revenues and sales of high-ARPU plans and smartphones, demonstrate that customers believe in U.S. Cellular’s commitment to excellent network quality, customer service, and product and service selection. As wireless voice penetration increases, customer loyalty and demand for data services are critical to ongoing wireless growth and profitability.

“TDS Telecom achieved double-digit increases in DSL customers and related revenues, and added equivalent access lines in its ILEC operation, although physical access lines continued to decline. The company also increased its operating income through effective cost controls, despite a decline in operating revenues.

“As part of its goal to be the preferred broadband provider in its markets, TDS Telecom continues to increase the broadband speeds offered to its residential and commercial customers, and to develop new broadband services. The company’s Triple Play bundles of voice, high-speed data, and Dish Network™ TV services enable it to compete effectively with cable offerings. In the second quarter, TDS Telecom exceeded sales targets for both Triple Play bundles and DISH Network services.”

Settlement of variable prepaid forward contracts

During the second quarter of 2008, the company settled all of its outstanding Deutsche Telekom (DT) forward contracts and disposed of its remaining DT shares. In the quarter, interest and dividend income decreased $130.3 million primarily due to a $118 million decrease in DT dividend income as a result of the disposition of DT shares prior to the 2008 dividend by DT.  Additionally, interest expense decreased $19.7 million due to the settlement of the variable prepaid forward contracts.  In the second quarter of 2007, the company recorded a $220.2 million loss related to its DT, Vodafone Group Plc and VeriSign marketable equity securities and related variable prepaid forward contracts.

Guidance

Guidance for the year ending Dec. 31, 2008 is as follows. There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2008 guidance as of Aug. 7, 2008 is as follows:

Net Retail Customer Additions	175,000 - 225,000
Service Revenues	$3.9 - 4.0 billion*
Operating Income	$385 - 435 million
Depreciation, Amortization & Accretion**	Approx. $615 million*
Capital Expenditures	$525 - 575 million

* Unchanged from guidance issued on May 7, 2008

** Includes losses on exchanges and disposals of assets

TDS Telecom (ILEC and CLEC) 2008 guidance as of Aug. 7, 2008 is as follows and remains unchanged from previous guidance issued on May 7, 2008:

Operating Revenues	$810 - 840 million
Operating Income	$110 - 140 million
Depreciation, Amortization & Accretion	Approx. $160 million
Capital Expenditures	$130 - 160 million

This guidance represents the views of management as of August 7, 2008 and should not be assumed to be accurate as of any other date. TDS undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

TDS special common share repurchase summary

In 2007, the TDS Board of Directors authorized the repurchase of up to $250 million in special common shares. As of June 30, 2008, $38.7 million remained under the authorization.

Repurchase Period	# Shares	Price (in millions)
2008 (second quarter)	1,015,650	$39.6
2008 (first quarter)	1,041,016	$45.1
2007 (full year)	2,076,979	$126.7
Total	4,133,645	$211.3

Conference call information

TDS will hold a conference call on August 7, 2008 at 10:00 a.m. Chicago time.

•                  Access the live call online at http://www.videonewswire.com/event.asp?id=50620 or on the Conference Calls page of www.teldta.com.

•                  Access the call by phone at 800/723-6498 (US/Canada) and use conference ID 6948709.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Calls page of www.teldta.com, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. The call will be archived on the Conference Calls page of www.teldta.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 500® company, provides wireless, local and long-distance telephone, and broadband services to nearly 7.4 million customers in 36 states through its business units, U.S. Cellular (wireless) and TDS Telecom (wireline). Founded in 1969 and headquartered in Chicago, TDS employed 11,700 full-time equivalent employees as of June 30, 2008. For more information about TDS, visit www.teldta.com.

About U.S. Cellular®

United States Cellular Corporation, the nation’s sixth-largest, full-service wireless carrier, provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to nearly 6.2 million customers in 26 states. The Chicago-based company employed 8,400 full-time equivalent associates as of June 30, 2008. For more information about U.S. Cellular, visit www.uscellular.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully manage and grow the operations of more recently launched markets; changes in the overall economy, competition, the access to and pricing of unbundled network elements, the state and federal telecommunications regulatory environment, and the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; risks and uncertainties relating to restatements and possible future restatements; ability to remediate the material weakness; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming revenue and terms, the availability of devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

UNITED STATES CELLULAR CORPORATION

SUMMARY OPERATING DATA

Quarter Ended	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Total Population:

Consolidated markets (1)	82,875,000	82,846,000	82,371,000	81,841,000	81,581,000

Consolidated operating markets (1)	45,493,000	45,262,000	44,955,000	44,955,000	44,955,000
All customers:
Customer units (2)	6,194,000	6,175,000	6,102,000	6,058,000	6,010,000
Gross customer unit additions	365,000	409,000	436,000	447,000	418,000
Net customer unit additions	16,000	74,000	44,000	48,000	37,000
Market penetration at end of period:
Consolidated markets (3)	7.5%	7.5%	7.4%	7.4%	7.4%
Consolidated operating markets (3)	13.6%	13.6%	13.6%	13.5%	13.4%
Retail customers:
Customer units (2)	5,677,000	5,640,000	5,564,000	5,500,000	5,448,000
Gross customer unit additions	318,000	360,000	367,000	374,000	347,000
Net customer unit additions	34,000	85,000	64,000	52,000	71,000

Cell sites in service	6,596	6,452	6,383	6,255	6,140
Average monthly revenue per unit (4)	$53.27	$52.24	$52.57	$52.73	$50.42
Retail service revenue per unit (4)	$45.62	$45.30	$45.45	$45.02	$43.87
Inbound roaming revenue per unit (4)	$3.40	$2.94	$3.09	$3.36	$2.68
Long-distance/other revenue per unit (4)	$4.25	$4.00	$4.03	$4.35	$3.87
Minutes of use (MOU) (5)	1,012	951	908	888	858
Retail postpay churn rate per month (6)	1.4%	1.4%	1.5%	1.6%	1.4%
Construction Expenditures (000s)	$137,800	$111,700	$188,100	$130,600	$137,100

(1)

“Total population of consolidated markets” and “Total population of consolidated operating markets” are used only for the purposes of calculating market penetration of consolidated markets and consolidated operating markets, respectively, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets).

(2)	All customer units and Retail customer units as of June 30, 2008 include one time adjustments, resulting from a review of U.S. Cellular’s customer reporting procedures.
(3)

Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(4)	Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$987,352	$962,094	$957,896	$954,540	$906,218
Components:
Retail service revenue during quarter	845,564	834,213	828,169	814,948	788,535
Inbound roaming revenue during quarter	63,033	54,089	56,358	60,843	48,084
Long-distance/other revenue during quarter	78,755	73,792	73,369	78,749	69,599

Divided by average customers during quarter (000s)	6,178	6,139	6,074	6,034	5,991
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$53.27	$52.24	$52.57	$52.73	$50.42
Retail service revenue per unit	$45.62	$45.30	$45.45	$45.02	$43.87
Inbound roaming revenue per unit	$3.40	$2.94	$3.09	$3.36	$2.68
Long-distance/other revenue per unit	$4.25	$4.00	$4.03	$4.35	$3.87

(5)	Average monthly local minutes of use per customer (without roaming).
(6)	Retail postpay churn rate per month is calculated by dividing the total monthly retail postpay customer disconnects during the quarter by the average retail postpay customer base for the quarter.

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
TDS Telecom
ILEC:
Access line equivalents(1)	774,300	767,100	762,700	763,000	761,200
Access lines	577,000	579,200	585,600	595,100	601,600
Digital Subscriber Lines (DSL) customers	164,100	154,800	143,500	135,500	127,400
Long Distance customers	346,100	344,900	345,200	346,400	346,500
Construction Expenditures (000s)	$22,800	$14,600	$41,300	$23,500	$30,900
CLEC:
Access line equivalents (1)	417,200	426,700	435,000	443,700	448,400
Percent of access lines on-switch	94.4%	94.3%	94.0%	93.9%	93.7%
Digital Subscriber Lines (DSL) customers	42,500	43,100	43,300	43,600	43,800
Construction Expenditures (000s)	$4,700	$3,500	$5,700	$3,400	$4,800

(1)

Equivalent access lines are the sum of physical access lines and high-capacity data lines adjusted to estimate the equivalent number of physical access lines in terms of capacity.  A physical access line is the individual circuit connecting a customer to a telephone company’s central office facilities.

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS

Three Months Ended June 30,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
U.S. Cellular	$1,060,592	$971,646	$88,946	9.2%
TDS Telecom	207,424	216,301	(8,877)	(4.1)%
All Other(1)	6,335	4,887	1,448	29.6%
	1,274,351	1,192,834	81,517	6.8%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	791,213	699,318	91,895	13.1%
Depreciation, amortization and accretion	145,258	146,024	(766)	(0.5)%
(Gain) Loss on asset disposals, net	6,219	2,832	3,387	N/M
	942,690	848,174	94,516	11.1%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	132,911	144,805	(11,894)	(8.2)%
Depreciation, amortization and accretion	39,071	38,444	627	1.6%
(Gain) Loss on asset disposals, net	219	—	219	N/M
	172,201	183,249	(11,048)	(6.0)%
All Other (1)
Expenses excluding depreciation and amortization	6,020	4,227	1,793	42.4%
Depreciation and amortization	3,697	3,229	468	14.5%
	9,717	7,456	2,261	30.3%

Total Operating Expenses	1,124,608	1,038,879	85,729	8.3%
Operating Income (Loss)
U.S. Cellular	117,902	123,472	(5,570)	(4.5)%
TDS Telecom	35,223	33,052	2,171	6.6%
All Other (1)	(3,382)	(2,569)	(813)	(31.6)%
	149,743	153,955	(4,212)	(2.7)%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	22,909	23,875	(966)	(4.0)%
Interest and dividend income	17,455	147,768	(130,313)	(88.2)%
Gain (loss) on investments and financial instruments	3,088	(220,199)	223,287	N/M
Interest expense	(35,570)	(55,245)	19,675	35.6%
Other, net	1,902	(1,868)	3,770	N/M
	9,784	(105,669)	115,453	N/M
Income Before Income Taxes and Minority Interest	159,527	48,286	111,241	N/M
Income tax expense	53,261	26,700	26,561	99.5%
Income Before Minority Interest	106,266	21,586	84,680	N/M
Minority share of income	(18,509)	(30,213)	11,704	38.7%
Net Income (Loss)	87,757	(8,627)	96,384	N/M
Preferred dividend requirement	(13)	(13)	—	0.0%
Net Income (Loss) Available to Common	$87,744	$(8,640)	$96,384	N/M

Basic Weighted Average Common Shares Outstanding	116,267	117,031	(764)	(0.7)%
Basic Earnings (Loss) Per Share	$0.75	$(0.07)	$0.82	N/M

Diluted Weighted Average Common Shares Outstanding	116,814	117,031	(217)	(0.2)%
Diluted Earnings (Loss) Per Share	$0.75	$(0.08)	$0.83	N/M

(1) Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS

Six Months Ended June 30,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase/ (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
U.S. Cellular	$2,098,448	$1,906,320	$192,128	10.1%
TDS Telecom	413,500	433,923	(20,423)	(4.7)%
All Other(1)	11,504	9,148	2,356	25.8%
	2,523,452	2,349,391	174,061	7.4%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	1,563,900	1,376,212	187,688	13.6%
Depreciation, amortization and accretion	287,788	291,976	(4,188)	(1.4)%
Loss on asset disposals, net	9,892	6,137	3,755	61.2%
	1,861,580	1,674,325	187,255	11.2%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	261,717	285,001	(23,284)	(8.2)%
Depreciation, amortization and accretion	78,579	78,349	230	0.3%
(Gain) on asset disposals, net	198	—	198	N/M
	340,494	363,350	(22,856)	(6.3)%
All Other(1)
Expenses excluding depreciation and amortization	10,209	9,588	621	6.5%
Depreciation and amortization	7,817	5,376	2,441	45.4%
	18,026	14,964	3,062	20.5%

Total Operating Expenses	2,220,100	2,052,639	167,461	8.2%
Operating Income (Loss)
U.S. Cellular	236,868	231,995	4,873	2.1%
TDS Telecom	73,006	70,573	2,433	3.4%
All Other (1)	(6,522)	(5,816)	(706)	(12.1)%
	303,352	296,752	6,600	2.2%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	44,379	47,571	(3,192)	(6.7)%
Interest and dividend income	27,201	163,964	(136,763)	(83.4)%
Gain (loss) on investments and financial instruments	(402)	35,671	(36,073)	N/M
Interest expense	(76,950)	(113,046)	36,096	31.9%
Other, net	1,703	(4,092)	5,795	N/M
	(4,069)	130,068	(134,137)	N/M
Income Before Income Taxes and Minority Interest	299,283	426,820	(127,537)	(29.9)%
Income tax expense	102,512	167,938	(65,426)	(39.0)%
Income Before Minority Interest	196,771	258,882	(62,111)	(24.0)%
Minority share of income	(35,527)	(48,184)	12,657	26.3%
Net Income	161,244	210,698	(49,454)	(23.5)%
Preferred dividend requirement	(26)	(26)	—	0.0%
Net Income Available to Common	$161,218	$210,672	$(49,454)	(23.5)%

Basic Weighted Average Common Shares Outstanding	116,919	116,935	(16)	(0.0)%
Basic Earnings Per Share	$1.38	$1.80	$(0.42)	(23.3)%

Diluted Weighted Average Common Shares Outstanding	117,500	118,432	(932)	(0.8)%
Diluted Earnings Per Share	$1.37	$1.76	$(0.39)	(22.2)%

(1) Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

	June 30,	December 31,
	2008	2007
Current Assets
Cash and cash equivalents	$1,125,163	$1,174,446
Marketable equity securities	32,020	1,917,893
Accounts receivable from customers and other	542,664	530,421
Inventory	126,083	115,818
Other current assets	144,569	137,010
	1,970,499	3,875,588

Investments
Licenses	1,829,014	1,516,629
Goodwill	695,696	679,129
Customer lists	29,069	25,851
Investments in unconsolidated entities	209,053	206,418
Other investments	11,032	11,509
	2,773,864	2,439,536

Property, Plant and Equipment, net
U.S. Cellular	2,566,940	2,595,096
TDS Telecom	888,521	900,267
Other	29,752	29,739
	3,485,213	3,525,102

Other Assets and Deferred Charges	51,910	53,917

Total Assets	$8,281,486	$9,894,143

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	June 30,	December 31,
	2008	2007
Current Liabilities
Notes payable	$50,000	$—
Prepaid forward contracts	—	1,005,512
Current portion of long-term debt	4,390	3,860
Derivative liability	—	711,692
Accounts payable	307,572	308,882
Customer deposits and deferred revenues	176,574	166,191
Accrued interest	14,676	18,456
Accrued taxes	310,861	40,439
Accrued compensation	61,840	91,703
Net deferred income tax liability	—	327,162
Other current liabilities	122,877	125,622
	1,048,790	2,799,519

Deferred Liabilities and Credits
Net deferred income tax liability	595,420	555,593
Asset retirement obligation	182,495	173,468
Other deferred liabilities and credits	149,726	154,602
	927,641	883,663

Long-Term Debt	1,635,147	1,632,226

Minority Interest in Subsidiaries	679,938	651,537

Preferred Shares	860	860

Common Stockholders’ Equity
Common Shares, $.01 par value	566	566
Special Common Shares, $.01 par value	630	629
Series A Common Shares, $.01 par value	65	64
Capital in excess of par value	2,055,677	2,048,110
Treasury Shares, at cost
Common Shares	(118,506)	(120,544)
Special Common Shares	(283,682)	(204,914)
Accumulated other comprehensive income	9,546	511,776
Retained earnings	2,324,814	1,690,651
	3,989,110	3,926,338

Total Liabilities and Stockholders’ Equity	$8,281,486	$9,894,143

BALANCE SHEET HIGHLIGHTS

June 30, 2008

(Unaudited, dollars in thousands)

	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
Cash and cash equivalents	$101,155	$3,542	$1,020,466	$—	$1,125,163
Affiliated cash investments	—	1,154,070	—	(1,154,070)	—
Marketable equity securities	16,508	—	15,512	—	32,020
Notes receivable—affiliates	—	—	260,582	(260,582)	—
	$117,663	$1,157,612	$1,296,560	$(1,414,652)	$1,157,183

Licenses, goodwill and customer lists	$2,299,097	$417,827	$(163,145)	$—	$2,553,779
Investment in unconsolidated entities	157,162	6,512	50,711	(5,332)	209,053
Other investments	4,359	2,957	3,716	—	11,032
	$2,460,618	$427,296	$(108,718)	$(5,332)	$2,773,864

Property, Plant and Equipment, net	$2,566,940	$888,521	$29,752	$—	$3,485,213

Notes payable: external	$50,000	$—	$—	$—	$50,000

Long-term Debt:
Current portion	$455	$474	$1,418,113	$(1,414,652)	$4,390
Non-current portion	1,007,054	2,872	625,221	—	1,635,147
Total	$1,007,509	$3,346	$2,043,334	$(1,414,652)	$1,639,537

Preferred Shares	$—	$—	$860	$—	$860

Construction expenditures:
Quarter ended 6/30/08	$137,810	$27,511	$1,275	—	$166,596
Six months ended 6/30/08	$249,500	$45,593	$3,968	—	$299,061

TDS Telecom Highlights

Three Months Ended June 30,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2008	2007	Amount	Percent
Local Telephone Operations
Operating Revenues
Voice	$50,925	$56,447	$(5,522)	(9.8)%
Data	21,738	17,541	4,197	23.9%
Network access	70,727	77,029	(6,302)	(8.2)%
Miscellaneous	9,809	8,086	1,723	21.3%
	153,199	159,103	(5,904)	(3.7)%
Operating Expenses
Cost of services and products	46,873	50,717	(3,844)	(7.6)%
Selling, general and administrative expenses	41,416	44,060	(2,644)	(6.0)%
Depreciation, amortization and accretion	33,502	32,224	1,278	4.0%
(Gain) on asset disposals	(25)	—	(25)	N/M
	121,766	127,001	(5,235)	(4.1)%

Operating Income	$31,433	$32,102	$(669)	(2.1)%

Competitive Local Exchange Carrier Operations
Revenues	$55,888	$58,767	$(2,879)	(4.9)%

Expenses excluding depreciation, amortization and accretion	46,285	51,597	(5,312)	(10.3)%
Depreciation, amortization and accretion	5,569	6,220	(651)	(10.5)%
Loss on asset disposals	244	—	244	N/M
	52,098	57,817	(5,719)	(9.9)%

Operating Income	$3,790	$950	$2,840	N/M

Intercompany revenues	(1,663)	(1,569)	(94)	N/M
Intercompany expenses	(1,663)	(1,569)	(94)	N/M
	—	—	—

Total TDS Telecom Operating Income	$35,223	$33,052	$2,171	6.6%

N/M - Percentage change not meaningful.

TDS Telecom Highlights

Six Months Ended June 30,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2008	2007	Amount	Percent
Local Telephone Operations
Operating Revenues
Voice	$102,501	$113,969	$(11,468)	(10.1)%
Data	42,924	33,963	8,961	26.4%
Network access	140,809	153,202	(12,393)	(8.1)%
Miscellaneous	18,780	15,561	3,219	20.7%
	305,014	316,695	(11,681)	(3.7)%
Operating Expenses
Cost of services and products	91,707	99,814	(8,107)	(8.1)%
Selling, general and administrative expenses	83,897	85,919	(2,022)	(2.4)%
Depreciation, amortization and accretion	67,126	66,270	856	1.3%
(Gain) on asset disposals	(46)	—	(46)	N/M
	242,684	252,003	(9,319)	(3.7)%

Operating Income	$62,330	$64,692	$(2,362)	(3.7)%

Competitive Local Exchange Carrier Operations
Revenues	$112,017	$120,117	$(8,100)	(6.7)%

Expenses excluding depreciation, amortization and accretion	89,644	102,157	(12,513)	(12.2)%
Depreciation, amortization and accretion	11,453	12,079	(626)	(5.2)%
Loss on asset disposals	244	—	244	N/M
	101,341	114,236	(12,895)	(11.3)%

Operating Income	$10,676	$5,881	$4,795	81.5%

Intercompany revenues	(3,531)	(2,889)	(642)	N/M
Intercompany expenses	(3,531)	(2,889)	(642)	N/M
	—	—	—

Total TDS Telecom Operating Income	$73,006	$70,573	$2,433	3.4%

N/M - Percentage change not meaningful.

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

Six Months Ended June 30,

(Unaudited, dollars in thousands)

	2008	2007
	(Dollars in thousands)
Cash Flows from Operating Activities
Net income	$161,244	$210,698
Add (Deduct) adjustments to reconcile net income to net cash provided by operating activities
Depreciation, amortization and accretion	374,184	375,701
Bad debts expense	36,806	26,991
Stock-based compensation expense	9,022	10,879
Deferred income taxes	(316,269)	(61,814)
(Gain) loss on investments and financial instruments	402	(35,671)
Equity in earnings of unconsolidated entities	(44,379)	(47,571)
Distributions from unconsolidated entities	45,810	43,435
Minority share of income	35,527	48,184
Loss on asset disposals, net	10,090	6,137
Noncash interest expense	7,930	10,635
Other noncash expense	247	1,788
Excess tax benefit from stock awards	(1,706)	(17,598)
Other operating activities	(2,350)	(5,000)
Changes in assets and liabilities
Change in accounts receivable	(59,440)	(43,884)
Change in inventory	(20,830)	(1,213)
Change in accounts payable	(4,171)	(5,792)
Change in customer deposits and deferred revenues	10,303	19,469
Change in accrued taxes	304,231	128,672
Change in accrued interest	(3,780)	(712)
Change in other assets and liabilities	(47,432)	(44,784)
	495,439	618,550

Cash Flows from Investing Activities
Additions to property, plant and equipment	(299,061)	(304,559)
Cash paid for acquisitions	(334,350)	(20,569)
Cash received from divestitures	6,838	4,277
Proceeds from sale of investments	226,644	10,547
Settlement of derivative liabilities	(17,404)	—
Other investing activities	(934)	(242)
	(418,267)	(310,546)

Cash Flows from Financing Activities
Issuance of notes payable	100,000	25,000
Issuance of long-term debt	—	2,857
Repayment of notes payable	(50,000)	(60,000)
Repayment of variable prepaid forward contracts	(47,357)	—
Repayment of long-term debt	(6,442)	(1,679)
TDS Common Shares and Special Common Shares reissued for benefit plans, net of tax payments	1,494	74,339
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	(1,878)	9,223
Excess tax benefit from stock awards	1,706	17,598
Repurchase of TDS Special Common Shares	(83,013)	(7,036)
Repurchase of U.S. Cellular Common Shares	(14,516)	(49,057)
Dividends paid	(23,922)	(22,798)
Distributions to minority partners	(4,594)	(4,676)
Other financing activities	2,067	(1,869)
	(126,455)	(18,098)

Net Increase (Decrease) in Cash and Cash Equivalents	(49,283)	289,906

Cash and Cash Equivalents -
Beginning of period	1,174,446	1,013,325
End of period	$1,125,163	$1,303,231